SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     February 15, 2002
                                                 -------------------------------

                                    ATG INC.
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                  (exact name of registrant as specified in its charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

         0-23781                                     94-2657762
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(Commission File Number)                    (IRS Employer Identification No.)

    3400 Arden Road, Hayward, California                   94545
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  (Address of Principal Executive Offices)               (Zip Code)

         (510) 783-8200
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      (Registrant's Telephone Number, Including Area Code)

         3400 Arden Road,  Fremont,  California            94545
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      (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant.

       As previously reported, on December 3, 2001 ATG Inc. ("ATG" or the "Company") filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of California - Oakland Division ("The Bankruptcy Court") (see Form 8-K filed by the Company on December 4, 2001, and the exhibits annexed thereto). ATG's bankruptcy case is pending as of the date of this report. On February 11, 2002, the Bankruptcy Court entered an order approving the appointment of Robert I. Hanfling as Chapter 11 Trustee of the Company pursuant to Section 1104 of the Bankruptcy Code. Mr. Hanfling (the "Trustee") accepted the appointment and became Chapter 11 Trustee of the Company effective February 11, 2002. Pursuant to the powers vested in him pursuant to
Section 1108 of the Bankruptcy Code, the Trustee has assumed operational control of the business of the Company until further order of the Bankruptcy Court.

       Effective February 13, 2002, the Company's President and Chief Executive Officer, Doreen Chiu, and its Chief Financial Officer, Frank Chiu, resigned their respective positions and employment with the Company. The functions previously performed by the Chius will, for the time being, be undertaken by the Trustee and other professionals of his designation (subject to Bankruptcy Court approval when appropriate).

Item 5.  Other Events.

       Pursuant to his powers as Chapter 11 Trustee, the Trustee has terminated most of the Company's employees at the Company's Hayward, California facility effective Friday, February 15, 2002. The Trustee is in the process of closing down the Hayward facility permanently.

       The Company previously reported in Forms 8-K filed with the Securities and Exchange Commission on November 20, 2001 and November 26, 2001 that it had not completed financial statements for the nine months ended September 30, 2001, and that it had not filed a Quarterly Report on Form 10-Q for the period ended September 30, 2001. The Trustee reports that the aforementioned statements and Quarterly Report have not, as of the date of this report, been completed and filed with the Commission. The Trustee is undertaking to complete the statements and intends to file the report as soon as circumstances permit.

Item 7. Exhibits.

       News Release dated February 15, 2002 announcing Chapter 11 Trustee appointed for ATG, Inc.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        ATG Inc.
                                                  ----------------------------
                                                     (Registrant)

Date     February 15, 2002                    By  /s/ Robert I. Hanfling
         -----------------                        ----------------------------
                                                  Robert I. Hanfling
                                                  Chapter 11 Trustee

Exhibit 99
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                                  News Release

FOR IMMEDIATE RELEASE

                   CHAPTER 11 TRUSTEE APPOINTED FOR ATG, INC.

Hayward, California - February 15, 2002 - ATG, Inc. (Nasdaq: ATGC), a leading provider of low-level radioactive and low-level mixed waste treatment services, today announced the appointment of Robert I. Hanfling as Chapter 11 Trustee for ATG, Inc., the resignation of ATG's current management and termination of ATG's board of directors.

On February 11, 2002, the Bankruptcy Court for the Northern District of California approved the appointment of Robert I. Hanfling as the Chapter 11 Trustee for ATG, which filed for protection and reorganization under Chapter 11 of Title 11 of the United States Code on December 3, 2001. Hanfling, who has approximately 40 years experience in the energy industry, previously served as Chapter 11 Trustee of Colorado-Ute Electric Association. Hanfling has held a variety of positions with the Department of Energy/Federal Energy Administration under Presidents Carter and Ford, including Deputy Undersecretary and Executive Assistant to Deputy Secretary. "Mr. Hanfling was selected as trustee because of his expansive knowledge and experience in dealing with matters of this nature. Mr. Hanfling's control over ATG's operations will assure the continued health and safety of the public and workers at ATG's waste processing facilities located in Richland, Washington and Oakland, Tennessee" said Mark R. Jacobs, managing partner of Jacobs Partners LLC, bankruptcy counsel for Mr. Hanfling. "The waste processing facilities that the company operated are safely secured. The facilities are under a strict stabilization program and the waste is safeguarded" said Hanfling.

In connection with Hanfling's appointment as trustee, the current management of ATG, including Doreen Chui, President and CEO, and Frank Chui, CFO, has resigned effective February 13, 2002.

     About ATG

ATG Inc. is a radioactive and hazardous waste management company that offers comprehensive thermal and non-thermal treatment solutions for low-level radioactive and low-level mixed waste generated by commercial, institutional and government clients such as nuclear power plants, medical facilities, research institutions and the U.S. Departments of Defense and Energy.

This news release may contain forward-looking statements pursuant to the "safe harbor" provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve risks and uncertainties, including, without limitation, the Company's new products and services, ability to attract and retain key managers, competition and various factors set forth under "Factors Affecting Future Operating Results" in the Company's annual report on Form 10-K and such other risks detailed from time to time in the Company's other reports filed with the Securities and Exchange Commission. Neither the Company or the Trustee undertake any obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


     Contact:

     Robert I. Hanfling, Chapter 11 Trustee of ATG, Inc.
     (202) 662-3953
     Mark R. Jacobs, Jacobs Partners LLC (counsel to Robert I. Hanfling)
     (203) 846-6622